UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	July 5, 2011

National Research Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska  68508
(Address of principal executive offices, including zip code)

(402) 475-2525
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2011, National Research Corporation (the "Company") announced that Susan L. Henricks has been named President and Chief Operating Officer of the Company.  Michael D. Hays, formerly the President and Chief Executive Officer, remains the Company’s Chief Executive Officer.

Ms. Henricks, 60, has served as President and Chief Operating Officer of the Company since she joined the Company in July 2011.  Prior to joining the Company, she served as Managing Partner and Co-Founder of Arbor Capital, LLC, a private equity firm focused primarily on companies in the marketing and information services, the payments technology and the business process outsourcing sectors, from 2008.  Prior to starting Arbor Capital, Ms. Henricks served as President of the Financial Institution Services business of First Data Corporation, the largest processor of credit card, debit card and merchant transactions in the U.S., from 2006 to 2008, President of RRD Direct and then the directories business of RR Donnelley, a global leader in printing and print services, from 2000 to 2006, President of Donnelley Marketing, a direct marketing services company, from 1999 to 2000, and President of First Data Enterprises, the credit card issuing business of First Data Corporation, from 1997 to 1999.  Ms. Henricks also held various leadership positions with Metromail Corporation, a direct marketing services company, from 1985 to 1997, including President and CEO from 1993 to 1997.

In connection with the commencement of her employment with the Company, Ms. Henricks received a stock option grant for 50,000 shares of Company common stock, with an exercise price of $42.00 per share and which vest on the fifth anniversary of the July 5, 2011 grant date, under the Company’s long-term incentive program.  Ms. Henricks’ annual base salary is $300,000.  She will also be able to participate in the Company’s annual cash incentive program (prorated based on her July 5 start date in 2011) and in the Company’s long-term incentive program (with restricted stock or stock option grants) in 2012 and future years, and be eligible to participant in other benefit programs available to the officers of the Company in accordance with their terms.

A copy of the Company’s press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.  The following exhibit is being filed herewith:

(99)	Press Release of National Research Corporation, dated July 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2011

NATIONAL RESEARCH CORPORATION

By:	/s/ Michael D. Hays
Michael D. Hays
Chief Executive Officer

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated July 5, 2011

Exhibit
Number

(99)           Press Release of National Research Corporation, dated July 5, 2011.